EXHIBIT 23.1

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
The Rouse Company:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/  KPMG PEAT MARWICK LLP
                                       -------------------------------
                                       KPMG PEAT MARWICK LLP

Baltimore, Maryland
October 30, 1998